Exhibit 99.1

Jupiter Wellness Announces Board Approval of $5.0 Million Share Buyback Program

Represents Approximately 30% of Jupiter Wellness’s Outstanding Shares at current market price

JUPITER, FL January 25, 2022 — Jupiter Wellness, Inc. (Nasdaq: JUPW) today announced it its board of directors approved a $5.0 million share buyback program which expires on June 30, 2022 (the “Share Buyback Program”). Under the Share Buyback Program, shares of the Company’s common stock may be repurchased periodically in open market or privately negotiated transactions. The actual timing, manner, number, and value of shares repurchased under the program will be determined by management at its discretion and will depend on a number of factors, including the market price of Jupiter Wellness’ common stock, general market and economic conditions, applicable requirements, and other business considerations. The Share Buyback Program does not obligate the Company to acquire any particular amount of common stock, and the program may be suspended or discontinued at any time at the Company’s discretion. Jupiter Wellness intends to complete share buyback transactions under the Share Buyback Program prior to the close of its proposed acquisition of Next Frontier Pharmaceuticals, Inc.

Jupiter Wellness has deposited $5.0 million with Oppenheimer & Co Inc. for the Share buyback Program. Based on the closing price of Jupiter Wellness’ common stock on January 24, 2022, the Share buyback Program would enable the Company to repurchase approximately 7 million shares, or about 29% of its outstanding shares.

“Our Share Buyback Program demonstrates our confidence in Jupiter Wellness’ business, our pending acquisition of Next Frontier Pharmaceuticals, and the growth opportunities we see over the near and long term,” said Brian John, Chief Executive Officer of Jupiter Wellness. “We believe our common stock is undervalued. Given our cash position, we believe the Share Buyback Program is an attractive use of capital as we reposition our Company as a pure play drug development company focused on cannabinoids.”

About Jupiter Wellness
Jupiter Wellness, Inc. (Nasdaq: JUPW) is a leading developer of pharmaceutical cannabinoids focused on skincare therapeutics and treatments. The Company’s product pipeline incorporates cannabidiol (CBD) to address indications including psoriasis, eczema, burns, herpes cold sores, and skin cancer. Jupiter generates revenue from a growing line of proprietary over-the-counter skincare products including its CaniSun™ sunscreen and other wellness brands sold through www.cbdcaring.com.

Jupiter Wellness announced on December 9, 2021, that it had signed an agreement to merge with Next Frontier Pharmaceuticals, Inc., a leading drug developer that owns the FDA approved cannabinoid drug SYNDROS® (dronabinol oral solution CII), and the largest captive synthetic cannabinoid manufacturing facility in the U.S. SYNDROS® is FDA approved as a prescription drug for the treatment of chemotherapy-induced nausea and vomiting in cancer patients and loss of appetite in HIV/AIDS patients who have lost weight. Next Frontier Pharmaceuticals is also pursuing a 505(b)(2) approval pathway with the FDA for six Investigational New Drugs (INDs) for indications including agitation in Alzheimer’s patients, anorexia in cancer patients, anorexia nervosa, post operative nausea and vomiting, central neuropathic pain, and chronic pancreatitis. The Company’s 83,000 square foot manufacturing facility in Texas is permitted by the U.S. DEA to manufacture and export Schedule I to III controlled substances and is FDA registered. For additional information, please visit www.jupiterwellness.com.

Jupiter Wellness Media Contact:

Phone: 561-244-7100
Email: info@JupiterWellness.com

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Forward Looking Statements

This communication contains forward-looking statements regarding Jupiter Wellness, including, but not limited to, statements related to the proposed acquisition of Next Frontier Pharmaceuticals and the anticipated timing, results and benefits thereof, including the potential for Jupiter Wellness to accelerate its growth and cannabinoid leadership, and for the acquisition to provide long-term growth opportunities to create shareholder value; and other statements that are not historical facts. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations, and intentions and inherently involve significant risks and uncertainties, many of which are beyond Jupiter Wellness’ control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: Jupiter Wellness’ and Next Frontier Pharmaceuticals’ ability to complete the acquisition on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary regulatory and shareholder approvals, and satisfaction of other closing conditions to consummate the acquisition; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction; risks related to diverting the attention of management from ongoing business operations; failure to realize the expected benefits of the acquisition; significant transaction costs and/or unknown or inestimable liabilities; the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; the risk that Next Frontier Pharmaceuticals’ business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future regulatory filings, financial performance and results of the combined company following completion of the acquisition; Next Frontier Pharmaceuticals’ dependence on the successful commercialization of SYNDROS and the uncertain market potential of SYNDROS; pharmaceutical product development and the uncertainty of clinical success; the regulatory approval process, including the risks that the combined company may be unable to submit anticipated regulatory filings on the timeframe anticipated, or at all, or that the combined company may be unable to obtain regulatory approvals of any of its product candidates, and SYNDROS for additional indications, in a timely manner or at all; disruption from the proposed acquisition, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; effects relating to the announcement of the acquisition or any further announcements or the consummation of the acquisition on the market price of Jupiter Wellness’ common stock; the possibility that, if Jupiter Wellness does not achieve the perceived benefits of the acquisition as rapidly or to the extent anticipated by financial analysts or investors, the market price of Jupiter Wellness’ common stock could decline; potential litigation associated with the possible acquisition; regulatory initiatives and changes in tax laws; market volatility; and other risks and uncertainties affecting Jupiter Wellness and Next Frontier Pharmaceuticals and, including those described from time to time under the caption “Risk Factors” and elsewhere in Jupiter Wellness’ Securities and Exchange Commission (SEC) filings and reports, including Jupiter Wellness’ Annual Report on Form 10-K for the year ended December 31, 2020 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, and future filings and reports by Jupiter Wellness. In addition, the extent of the impact on the combined company’s ability to generate sales of and revenues from its approved products, execute on new product launches, its clinical development and regulatory efforts, its corporate development objectives, and the value of and market for its common stock, will depend on future developments that are highly uncertain and cannot be predicted with confidence at this time. Moreover, other risks and uncertainties of which the combined company is not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Investors are cautioned that forward-looking statements are not guarantees of future performance. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events at such dates, even if they are subsequently made available by Jupiter Wellness on its website or otherwise. Jupiter Wellness undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

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